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                                 SALE AGREEMENT




                               Dated April 2, 2003



                                     PARTIES


                                SOLTIUS PTE LTD.,

                               INTELLIGROUP, INC.

                                       AND

                        SOLTIUS GLOBAL SOLUTIONS PTE LTD.






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                                TABLE OF CONTENTS

1.    Definitions and Interpretation.......................................3

2.    Conditions Precedent.................................................7

3.    Sale of Business; Effective Time; Non-Competition....................9

4.    Publicity...........................................................11

5.    Consideration; Expenses.............................................11

6.    Material Contracts..................................................12

7.    Completion..........................................................12

8.    Warranties..........................................................13

9.    Indemnities.........................................................13

10.   Transition..........................................................14

11.   Default.............................................................15

12.   Expert Determination................................................16

13.   Obligations of Disclosing Parties...................................16

14.   Survival of Representations and Warranties..........................17

15.   Change of Ownership.................................................17

16.   Further Assurance...................................................17

17.   Severability........................................................17

18.   Entire Understanding................................................17

19.   Variation...........................................................17

20.   Waiver..............................................................17

21.   Costs and Outlays...................................................18

22.   Notices.............................................................18

23.   Governing Law and Jurisdiction; Dispute Resolution..................19

Schedule 1 A  Warranties by ITIG..........................................20

Schedule 1 B  Warranties by Newco.........................................30

Schedule 1C  Warranties by SDI............................................32

Schedule 2 Post Closing Payments and Financial Data.......................33

Schedule 3................................................................39



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AGREEMENT made as of  April 2,  2003

PARTIES SOLTIUS PTE LTD., A SINGAPORE CORPORATION , of 10 Jalan Besar, #10-12 Sim Lim Tower, Singapore 208787. ("SDI")

AND INTELLIGROUP, INC., A NEW JERSEY CORPORATION, of 499 Thornall Street, Edison, New Jersey USA 08837.
            ("ITIG")

AND SOLTIUS GLOBAL SOLUTIONS PTE LTD, A SINGAPORE CORPORATION, of 10 Jalan Besar, #10-12, Sim Lim Tower, Singapore 208787 ("Newco")

INTRODUCTION

A. ITIG owns all of the issued and outstanding shares of capital stock of (1) Intelligroup Singapore Pte Ltd., a Singapore corporation ("ITIG SG"), (2) Intelligroup Hong Kong Limited, a Hong Kong corporation ("ITIG HK"), (3) Intelligroup Australia Pty Limited, an Australian corporation ("ITIG AUS") and (4) Intelligroup New Zealand Limited, a New Zealand corporation ("ITIG NZ") (each of ITIG SG, ITIG HK, ITIG AUS and ITIG NZ being referred to herein individually, without distinction, as an "ITIG SUBSIDIARY" or, collectively, as the "ITIG SUBSIDIARIES").

B. This Agreement contemplates a transaction in which Newco will purchase from ITIG, and ITIG will sell to Newco, all of the issued and outstanding capital stock of each of the ITIG Subsidiaries (collectively, the "SUBSIDIARY SHARES"), and SDI, ITIG and Newco will enter into the other transactions contemplated hereby, all under the terms and conditions set forth herein.

IN CONSIDERATION OF THE PREMISES, THE COVENANTS AND AGREEMENTS CONTAINED HEREIN, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, AND INTENDING TO BE LEGALLY BOUND, IT IS AGREED BY THE PARTIES AS FOLLOWS:

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     In this Agreement:

     (1) "AFFILIATE" means, with respect to any person, any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such person. "Control" for this purpose means the possession, directly or indirectly, of more than thirty-five (35%) of the voting power of a person.

     (2) "AGREEMENT" means this document, including any schedule hereto, as it may be amended from time to time.


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     (3)  "AGREEMENT DATE" means the date of this Agreement.

     (4) "BUSINESS" means the business of information technology solutions and services carried on prior to the Completion Date by the ITIG Subsidiaries.

     (5) "BUSINESS DAY" means a day that is not a Saturday, Sunday or any other day which is a public holiday or a bank holiday in the place where an act is to be performed or a payment is to be made pursuant to this Agreement.

     (6) "BUSINESS RECORDS" means all books of accounts, records and data however recorded and all other documents relating to the Business and/or the ITIG Assets.

     (7) "COMPLETION" means the consummation of the purchase and sale of the Subsidiary Shares and the performance of the other acts set forth in this Agreement.

     (8)  "COMPLETION DATE" means the date of the Completion.

     (9)  "CONDITIONS   PRECEDENT"   means  the  conditions   precedent  to  the
          Completion set out in clause 2.

     (10) "CONFIDENTIAL INFORMATION" means any non-public information related to the disclosing party's respective operations and financial condition, past present and future, which may include but is not limited to certain internal operating data, marketing plans, business plans and projections, financial information, scientific and proprietary information, research, development, patents and applications thereto, technical information, computer programs, know-how, trade secrets, knowledge, designs, specifications, concepts, data, reports, methods, processes, documentation, methodology, pricing, acquisition plans, customer lists, salaries, business affairs, suppliers, profits, markets, sales strategies, unique servicing techniques, and any other information disclosed or submitted, orally, in writing, or by any other media, whether or not such information is marked or identified as "confidential" obtained by a party to this Agreement in confidence from another party hereto in connection with this Agreement or the transactions contemplated herein; provided, however, that "Confidential Information" will not include (i) any information that is already known to a recipient party or to others not bound by a duty of confidentiality, (ii) any information that becomes publicly available through no fault of such recipient party, or (iii) information that is required to be disclosed in connection with the making of any filing or obtaining any consent or approval required for the consummation of the transactions contemplated herein, or by any other applicable Statutory Provision.

     (11) "CONSIDERATION" means the consideration for the purchase and sale of the Subsidiary Shares.

     (12) "COOPERATION AGREEMENT" means that certain cooperation agreement dated as of the Completion Date between ITIG and Newco.

     (13) (INTENTIONALLY OMITTED)

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     (14) "DISCLOSED  LIABILITIES" means the Liabilities  specifically described in items (i) through (iv) of clause 2.3 of Schedule 1A.

     (15) "GAAP" means U.S. generally accepted accounting principles.

     (16) "GOVERNING DOCUMENTS" means with respect to any person who is not a natural person, the certificate or articles of incorporation, bylaws, deed of trust, formation or governing agreement and other charter documents or organization or governing documents or instruments of such person.

     (17) "GOVERNMENTAL AUTHORITY" means any court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority or instrumentality (foreign, federal, state, local or other political subdivision).

     (18) "INTELLECTUAL PROPERTY" means (i) all trademark and service mark rights, applications and registrations, trade names, fictitious names, service marks, logos and brand names, copyrights, copyright applications, letters patent, patent applications and licenses of any of the foregoing owned or used in or applicable to the Business, (ii) Internet sites containing Business information and all domain names owned by or used for the benefit of the Business and (iii) all other processes, know-how, formulae, trade secrets, inventions, discoveries, improvements, blueprints, specifications, drawings, designs, moral rights, Software Programs, technical documentation of the Software Programs, and other proprietary rights necessary or applicable to or advisable for use in the Business.

     (19) "ITIG ASSETS" means the equipment, tangible assets and other tangible property owned or used by the ITIG Subsidiaries in connection with the Business.

     (20) "ITIG  INDIA"  means   Intelligroup  Asia  Private,   Ltd.,  an  India
          corporation and wholly-owned subsidiary of ITIG.

     (21) "LIABILITY", with respect to the Business or the ITIG Assets, means any and all debt, liability or obligation of the Business of any nature or kind whatsoever, whether or not due or to become due, accrued, fixed, absolute, matured, liquidated, conditional, secondary, determined, determinable or contingent and whether or not incurred directly by ITIG in connection with the Business or any of the ITIG Subsidiaries or by any predecessor of any such person, and whether or not arising out of any act, omission, transaction, circumstance, sale of goods or service, set off, recoupment, counterclaim or otherwise.

     (22) "MATERIAL ADVERSE CHANGE" means a material adverse change or event, individually or in the aggregate, in relation to the structure, business, financial or trading position of the Business or in relation to the condition, results of operations, assets or liabilities, profitability or prospects of the Business.

     (23) "MATERIAL CONTRACTS" means the customer contracts of the Business referred to in clause 6.

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     (24) "RECEIVABLES" means all the trade and other accounts receivable of the
          Business including all interest and penalties which are or may be payable on or after the Agreement Date in relation to such accounts receivable.

     (25) "REFERENCE BALANCE SHEETS" means, collectively, the unaudited balance sheets of each of the ITIG Subsidiaries which are part of the unaudited financial statements of each of the ITIG Subsidiaries, all such financial statements having been prepared in accordance with GAAP, and dated as of February 28, 2003, which are attached as Table 2 of Schedule 2.

     (26) "SHAREHOLDERS AGREEMENT" means that certain Shareholders Agreement of Newco, dated as of the Completion Date, by and among SDI, ITIG, Jim Brodie, Madhukar Joshi and Newco.

     (27) "SOFTWARE PROGRAMS" means computer software programs or applications (in both source and object code form).

     (28) "TAX" or "TAXES" means (i) all income, profits, franchise, gross receipts, capital, sales, use, withholding, municipal license (patents), value added, ad valorem, transfer, employment, social security, disability, occupation, property, severance, production, excise and other taxes, duties and other similar governmental charges and assessments imposed by or on behalf of any government or taxing authority (including interest and penalties thereon and additions thereto), whether or not disputed, and (ii) any obligations under any agreements or arrangements with respect to Taxes described in clause
          (i) above.

     (29) "TERRITORY" means (i) the countries of Australia, New Zealand, Singapore and Indonesia, (ii) the Hong Kong Special Administrative Region of the People's Republic of China and (iii) any possession, dominion or territory of any of the foregoing.

     (30) "UNDISCLOSED   LIABILITIES"  means  those  Liabilities  that  are  not
          specifically described in clause 2.3 of Schedule 1A.

     (31) "WARRANTIES" means each of the warranties and representations set out in Schedule 1A, 1B and 1C.

1.2   INTERPRETATION

     (1)  Reference to:

          (a)  one gender includes the others;

          (b) the singular includes the plural and the plural includes the singular;

          (c)  a person includes a body corporate;

          (d)  a  party   includes   the  party's   executors,   administrators,
               successors and permitted assigns;

          (e) a statute, regulation, ordinance, rule, order, policy or treaty or provision of any of the foregoing ("STATUTORY PROVISION") includes:

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               (i)  that Statutory  Provision as amended or re-enacted from time to time;

               (ii) a statute,  regulation,  ordinance,  rule, order,  policy or treaty enacted in  replacement of that Statutory  Provision;
                    and

               (iii)another  rule,  regulation,   standard  or  other  statutory
                    instrument  made or issued under that  Statutory  Provision;
                    and

          (f)  money is to United States dollars, unless otherwise stated.

     (2)  "Including" and similar expressions are not words of limitation.

     (3) Where a word or expression is given a particular meaning, other parts of speech and grammatical forms of that word or expression have a corresponding meaning.

     (4) Headings and any table of contents or index are for convenience only and do not form part of this Agreement or affect its interpretation.

     (5) A provision of this Agreement must not be construed to the disadvantage of a Party merely because that Party was responsible for the preparation of the Agreement or the inclusion of the provision in the Agreement.

     (6) If an act must be done on a specified day which is not a Business Day, it must be done instead on the next succeeding Business Day.

1.3  PARTIES

     (1) If a party consists of more than 1 person, this Agreement binds each of them separately and any 2 or more of them jointly.

     (2) An obligation, representation or warranty in favour of more than 1 person is for the benefit of them separately and jointly.

     (3) A party which is a trustee is bound both personally and in its capacity as a trustee.

2.   CONDITIONS PRECEDENT

2.1 The obligation of the Parties to proceed with the Completion is subject to the following Conditions Precedent being fulfilled on or prior to the Completion Date:

     (1) this Agreement and all of the documents and other transactions contemplated hereby will have been approved and adopted by the respective boards of directors of ITIG, SDI and Newco;

     (2) SDI shall have received the written consent of any and all third parties as required to allow SDI to enter into this Agreement and all of the documents and other transactions contemplated hereby;

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     (3)  each  of the  Newco  shareholders  and  Newco  shall  enter  into  the
          Shareholders Agreement;

     (4)  each of ITIG and Newco shall enter into the Cooperation Agreement;

     (5) each of the Parties shall have delivered to the other all of the documents, instruments and certificates described in clause 7;

     (6) no material breach of any Warranty shall have occurred prior to Completion, and each such Warranty shall otherwise be true, complete and correct in all material respects as of the Completion Date;

     (7)  no Material Adverse Change shall have occurred;

     (8) no Statutory Provision will be in effect that prohibits or threatens to prohibit the Completion or that would limit or adversely affect Newco's ownership of the Subsidiary Shares or the operation of the Business following the Completion Date;

     (9) Newco shall have obtained all permits, registrations, licences and documents necessary to enable Newco legally and effectively to carry on the Business following the Completion Date;

     (10) required third party consents, if any, relating to all Material Contracts shall have been obtained; and

     (11) Newco shall have received access to all Business Records, to the extent identified and requested by SDI; and

     (12) The transactions contemplated as set forth on Schedule 3 hereof shall have been effected.

     In addition to the Conditions Precedent described in subparagraphs (1) through (12) above, the obligation of SDI and Newco to proceed with the Completion is subject to SDI's completion of its business and legal due diligence investigation of the ITIG Subsidiaries and the Business, in its sole and absolute discretion, prior to the Completion Date.

2.2 Each Party must at its own cost use its best endeavours and cooperate with the other Parties to procure satisfaction of the Conditions Precedent as quickly as possible and in any event, prior to the Completion Date.

2.3 Each Condition Precedent may be waived by the Party benefiting from such Condition Precedent by giving written notice to the other Party in accordance with the terms of this Agreement.

2.4  If:

     (1) the Conditions Precedent are not satisfied or waived by the applicable Party on or prior to the Completion Date; or

     (2) any consent or approval required under any of the Conditions Precedent is not granted on terms acceptable to the benefiting Party, acting reasonably, as of the Completion Date,

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     then SDI or Newco,  on the one hand, or ITIG,  on the other,  may terminate this Agreement at any time by notice to the other Parties without penalty, except as set forth in clause 2.5.

2.5  If this Agreement is terminated under clause 2.4:

     (1) each Party must return all documents and other information provided under this Agreement to the Party from which they were obtained; and

     (2) in addition to any other rights, powers or remedies provided by law, each Party shall be released from its obligations to further perform this Agreement, except for the obligations set forth in clauses 4, 9.1, 9.2, 9.3, 13 and 21.

3.   SALE OF BUSINESS; EFFECTIVE TIME; NON-COMPETITION

3.1 (1) Upon and subject to the terms and conditions of this Agreement, ITIG shall sell, transfer, convey, assign and deliver to Newco, on the Completion Date, for the consideration specified under clause 5, all of the Subsidiary Shares. The Completion shall be deemed to have occurred at 7:00 A.M. local time on the Completion Date with respect to each portion of the Territory applicable to each ITIG Subsidiary (in each instance, the "COMPLETION EFFECTIVE TIME"). Notwithstanding the foregoing, the transactions contemplated hereby shall be deemed to be effective for accounting and tax purposes as of 12:01 A.M. on March 1, 2003 (the "Accounting Effective Time".

     (2) On or before the Completion date, ITIG shall deliver an unaudited consolidated balance sheet of the ITIG Subsidiaries as of February 28, 2003 without giving effect to the transactions contemplated herein to SDI and Newco.

     (3) The Parties agree that the plan for restructuring and reorganization of debt and equity of the ITIG Subsidiaries as set forth in Schedule 3 shall be caused to be executed as of the Completion Date.


3.2  For the avoidance of doubt:

     (1) ITIG will cease the conduct of the Business in each applicable portion of the Territory prior to the opening of Business on the applicable Completion Effective Time on the Completion Date; and

     (2) Except as otherwise set forth in this Agreement, Newco will be solely liable for all debts and other liabilities incurred during the conduct of the applicable portion of the Business up to, including and after the applicable Completion Effective Time.

     (3) From the Completion Date, neither ITIG nor any Affiliate thereof nor member of ITIG's or such Affiliate's executive management will, directly or indirectly, as owner, partner, shareholder, capital investor, lender, renderer of consultation or services or advice or otherwise, either alone or in association with others, carry on any business which is competing or in conflict with the Business as conducted in any portion of the Territory for a period equal to the

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          lesser of (i) eighteen  (18) months from the time that Newco ceases to use the ITIG Subsidiaries' names pursuant to clause 10, (ii) three (3) years from the Completion Date or (iii) until the date Newco no longer operates the Business in the Territory; provided, however, that this provision shall not apply in the event ITIG is sold to, or is acquired by, directly or indirectly, a company operating in the Territory.

     (4) The Parties hereby agree that the remedies at law for any breach or threat of breach by the applicable Party of the provisions of subparagraph (3) of clause 3.2 will be inadequate, and that the non-breaching Party will be entitled to an injunction or injunctions to prevent breaches of the provisions of subparagraph (3) of clause
          3.2 and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which the non-breaching Party may be entitled at law or equity. In the event of litigation regarding the foregoing covenants not to compete, the prevailing Party in such litigation will, in addition to any other remedies the prevailing Party may obtain in such litigation, be entitled to recover from the other Party its reasonable legal fees and out of pocket costs incurred by such Party in enforcing or defending its rights hereunder. The length of time for which these covenants not to compete will be in force will not include any period of violation or any other period required for litigation during which the non-breaching Party seeks to enforce the applicable covenant. The restrictive covenants contained in subparagraph (3) of clause 3.2 are covenants independent of any other provision of this Agreement and the existence of any claim that ITIG, on the one hand, or SDI or Newco, on the other hand, may allege against the other, whether based on this Agreement or otherwise, will not prevent the enforcement of the foregoing covenants. Should any provision of subparagraph (3) of clause 3.2 be adjudged to any extent invalid by any competent tribunal, such provision will be deemed modified to the extent necessary to make it enforceable.

     (5) The Parties acknowledge that any discussions between ITIG and the management of the ITIG Subsidiaries relating to such managers' individual employment terms after the Completion Date or their equity participation in Newco or its subsidiaries were intended only to facilitate such arrangements between SDI, Newco and such managers, and that ITIG shall not be liable for the success or other outcome of such negotiations or any employment matter concerning such individual.

     (6) ITIG makes no representation or warranty as to the availability, value or realizabliity of any deferred tax items, including unrecorded benefits from net operating loss carryforwards. Further, to the extent that any tax liability arises which is a result of any of the transactions contemplated herein, including but not limited to the assignments of intercompany debt for which indemnification by ITIG may be claimed under clause 9.4 of this Agreement, the Parties acknowledge that such indemnification is hereby waived until all available unrealised tax benefits have first been applied.

     (7) The Parties acknowledge that in making its best efforts to eliminate intercompany debt, except as provided in clause 3.2(6), ITIG shall have no liability whatsoever to Newco or SDI with respect to unanticipated tax consequences as a result of its actions in effecting the transactions

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          contemplated  on  Schedule  3,  or  of  any  other  parties'   actions
          subsequent to Completion. ITIG will use reasonable efforts to obtain a comfort letter from Ernst & Young with respect to the contemplated transactions set forth on Schedule 3.

     (8) The Parties acknowledge and agree that, except as otherwise provided for in this Agreement, any intercompany debt between the ITIG Subsidiaries on the one hand, and ITIG and/or any other subsidiaries of ITIG on the other hand, as of the Accounting Effective Date shall have been forgiven or otherwise eliminated.

4.   PUBLICITY

4.1 Neither Newco, SDI, ITIG nor any ITIG Subsidiary will issue any press release or otherwise make any announcements to the public regarding this Agreement or the transactions contemplated hereunder without the prior written consent of the other Parties, except as required by any applicable Statutory Provisions. Unless required by applicable Statutory Provisions, Newco, SDI and ITIG will, and ITIG will cause the ITIG Subsidiaries to, keep this Agreement and its contents strictly confidential. ITIG and SDI will consult concerning the means by which the employees, customers, and suppliers and others having dealings with the Business will be informed of the transactions contemplated hereby, and SDI will have the right to be present for and to speak at information meetings with the employees of the ITIG Subsidiaries.

5.   CONSIDERATION; EXPENSES

5.1 In consideration for the transfer of shares of outstanding capital stock of each of the ITIG Subsidiaries as stated in clause 3:

     (1) Newco shall take over and operate the Business of each of the ITIG Subsidiaries as a going concern as of the applicable Completion Effective Time;

     (2) Following the Completion Date, Newco shall pay to ITIG, the sum of US$650,000, representing intercompany debt that is not forgiven or otherwise eliminated pursuant to clause 3.2(8), in the manner described in Schedule 2 to this Agreement, the payment of which is guaranteed by SDI; and

     (3) On the Completion Date, Newco shall deliver to ITIG a stock certificate representing five percent (5%) of the issued and outstanding shares of capital stock of Newco immediately following the issuance of all shares of Newco on the Completion Date.

     (4) For the avoidance of doubt, except as set forth otherwise in this Agreement, Newco shall assume all of the liabilities of the ITIG Subsidiaries, including but not limited to any liability arising from the transactions contemplated in Schedule 3 hereof.

5.2 At Completion, upon the presentation of third party invoices, ITIG shall pay an amount not to exceed an aggregate of US$25,000 for the reasonable fees incurred

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     by the ITIG Subsidiaries for accounting, tax advice and legal costs related to this transaction.

6.   MATERIAL CONTRACTS

6.1 Prior to the Completion Date, ITIG, SDI and Newco will use reasonable endeavours to obtain any required third party consent relating to each of the Material Contracts.

6.2 From and after the Completion Date (whether or not any required consent has been obtained with respect to the Material Contracts):

     (1) Newco must perform and discharge all of the obligations of each of the ITIG Subsidiaries under the Material Contracts; and

     (2) Newco and SDI shall indemnify and hold harmless ITIG from and against any claim, action, judgment, damages, loss, costs, expenses or liabilities whatsoever incurred or suffered by or brought or made against ITIG arising out of any material breach or non-performance by Newco after the Completion Date of any provision of any Material Contract.

7.   COMPLETION

7.1 Completion shall take place at the office of SDI at Wisma Danamon Aetna Life, 25th floor, Jl. Jend., Sudirman, Kav 45-46, Jakarta 12930, Indonesia on the Completion Date or on such other date and place as may be agreed by SDI and ITIG.

7.2 At Completion or as soon as practicable thereafter but not later than 30 calendar days after the Completion Date, ITIG shall:

     (1) deliver to Newco the certificates representing the Subsidiary Shares, duly endorsed for transfer or otherwise effect the transfer of the Subsidiary Shares pursuant to the respective procedures for transfer where each ITIG Subsidiary is organized.

     (2) deliver to SDI and Newco a certificate, dated as of the Completion Date, in form and substance satisfactory to SDI certifying to the fulfilment of the Conditions Precedent set forth in subparagraphs 5, 6 and 7 of clause 2.1.

     (3) deliver to SDI and Newco (i) incumbency and specimen signature certificates dated the Completion Date, signed by all directors and officers of ITIG as of the Completion Date, (ii) certificates, executed by the President and Secretary of ITIG, setting forth all applicable resolutions of the directors of ITIG authorizing the execution and delivery of this Agreement, the Cooperation Agreement and the Shareholders Agreement and the consummation of the transactions contemplated herein and therein, (iii) copies of the Governing Documents of ITIG, certified as true and correct by the Governmental Authority of the jurisdiction of its formation, (iv) a certificate with respect to ITIG from the Governmental Authority of the jurisdiction of its formation, stating that ITIG is in good standing under the laws of such jurisdiction.

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     (4)  deliver to Newco all Business Records  currently at the offices of the
          ITIG Subsidiaries, by enabling Newco access thereto;

     (5) to the extent required, consents of all Material Contracts together with the originals or counterparts of the Material Contracts held by ITIG and/or the ITIG Subsidiaries; and

     (6) do all things (including executing deeds, certificates, documents and instruments) reasonably required by SDI or Newco to transfer the legal and beneficial ownership and possession of the Subsidiary Shares.

7.3  At Completion:

     (1) Each of the shareholders of Newco shall duly execute and deliver to each of the other Parties hereto the Shareholders Agreement.

     (2) ITIG and Newco shall duly execute and deliver to each other the Cooperation Agreement.

     (3) All directors of each of the ITIG Subsidiaries, serving immediately prior to the Completion Date, shall resign such directorship to be effective upon the respective Completion Effective Time.

8.   WARRANTIES

8.1  ITIG warrants and  represents to SDI and Newco the  Warranties set forth on
     Schedule 1A.

8.2  Newco  warrants and represent to ITIG the  Warranties set forth on Schedule
     1B

8.3  SDI warrants and represent to ITIG the Warranties set forth on Schedule 1C.

8.4 Each of the Warranties shall be made and shall apply as of the Completion Date.

8.5 A Warranty which refers to "the knowledge, information and belief" of ITIG, SDI or Newco, as the case may be, or contains words to that effect, or which refers to them or any of them being aware or not being aware of a matter, must be treated as including an additional warranty that ITIG, SDI or Newco, as the case may be, has made due and careful enquiry as to the matter.

9.   INDEMNITIES

9.1  ITIG  shall  indemnify  SDI  and  Newco  and  their  respective   officers,
     directors, employees, agents and Affiliates (including the ITIG Subsidiaries from and after the Completion Date) (collectively, "SDI
     INDEMNITEES") against all losses and liabilities and the cost of all claims, demands, assertions, actions, penalties, judgments, awards, settlements and other proceedings against the SDI Indemnitees (including legal costs on a solicitor and own client basis, and any amount paid in investigation, defence or settlement of any of the foregoing), arising directly or indirectly as a result of or in connection with:

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     (1)  any breach or non-performance of the Warranties or obligations of ITIG or the ITIG Subsidiaries, as applicable, whether express or implied, under this Agreement;

     (2) any breach or non-performance of the obligations or any Warranties of ITIG or the ITIG Subsidiaries, as applicable, under the Material Contracts prior to the Completion Date, and if remediation work is required, at ITIG's cost; and

     (3) all Undisclosed Liabilities which existed as of February 28, 2003, and which are discovered in due course of operating the business or upon audit of the financial statements.

9.2 Newco shall indemnify ITIG and its officers, directors, employees, agents and Affiliates (including the ITIG Subsidiaries prior to the Completion
     Date) (collectively, "ITIG INDEMNITEES") against all losses and liabilities and the cost of all claims, demands, assertions, actions, penalties, judgments, awards, settlements and other proceedings against the ITIG Indemnitees (including legal costs on a solicitor and own client basis, and any amount paid in investigation, defence or settlement of any of the foregoing)arising directly or indirectly as a result of or in connection with:

     (1) any breach or non-performance of the Warranties or obligations of Newco, whether express or implied, under this Agreement;

     (2) any breach or non-performance of the obligations or any Warranties of Newco and the ITIG Subsidiaries under the Material Contracts from or after the Completion Date.

9.3 SDI shall indemnify the ITIG Indemnitees against all losses and liabilities and the cost of all claims, demands, assertions, actions, penalties, judgments, awards, settlements and other proceedings against the ITIG Indemnitees (including legal costs on a solicitor and own client basis, and any amount paid in investigation, defence or settlement of any of the foregoing) arising directly or indirectly as a result of or in connection with any breach or non-performance of the Warranties or obligations of SDI, whether express or implied, under this Agreement.

9.4 Notwithstanding anything herein to the contrary, (i) the maximum aggregate liability for indemnification pursuant to each of clauses 9.1, 9.2 and 9.3 shall not exceed US$300,000 and (ii) no Party shall be liable under this clause 9 unless and until the aggregate damages for which it would otherwise be liable exceed US$50,000, at which point such Party shall become liable for the aggregate damages and not just the amounts in excess of US$50,000.

10.  TRANSITION

10.1 Use of Name.

     (1) For a period not to exceed twenty-four (24) months after the Completion Date, Newco shall have the right to refer to the Business as the business formerly conducted by the respective ITIG Subsidiaries under their respective current corporate and trade names and shall have the right to use the ITIG Subsidiaries' names in connection therewith and in each case subject to the restrictions set forth below.

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     (2)  The ITIG  Subsidiaries'  names  may be used  only in  connection  with statements to the effect that Newco has acquired the Business. Newco will give ITIG copies of any written materials in which the ITIG Subsidiaries' names appear for the purposes described in the preceding sentence.

     (3) Newco agrees that it will take no action in connection with its use of the ITIG Subsidiaries' names, to the extent that any such ITIG Subsidiary continues to use the name "Intelligroup" in its respective subsidiary name, that will bring disrepute to ITIG and/or the ITIG Subsidiaries or damage the goodwill or rights under copyright laws of ITIG and/or ITIG Subsidiaries.

     (4) Newco further agrees that all goodwill, whether new, existing or hereafter created in the ITIG Subsidiaries' names, to the extent that any such ITIG Subsidiary continues to use the name "Intelligroup" in its respective subsidiary name (other than as reference to the former ITIG Subsidiary name, such as the phrase "formerly known as Intelligroup Australia Pty Ltd."), shall be the sole and exclusive property of ITIG.

     (5) Newco will give ITIG reasonable notice of the general character of the use it plans to make of the ITIG Subsidiaries' names, including copies of any written materials in which the ITIG Subsidiaries' names appear.

     (6) Newco's rights to use the ITIG Subsidiaries' names are not assignable or transferable to any other person or entity and may only be used by Newco in the Territory unless otherwise agreed upon by the Parties.

11.  DEFAULT

11.1 In this clause 11:

     (1)  "DEFAULTING PARTY" has the meaning given to it in clause 11.2; and

     (2)  "CORRELATIVE PARTY" means:

          (a)  where SDI or Newco is the Defaulting Party, ITIG and

          (b)  where ITIG is the Defaulting Party, SDI and Newco.

11.2 ITIG, SDI or Newco is a "Defaulting Party" for the purposes of clause 11 if any of the following apply:

     (1) the Defaulting Party fails to carry out any provision of this Agreement, the failure is capable of remedy and the Defaulting Party does not remedy that failure within 30 days after written notice to the Defaulting Party by a Correlative Party requiring it to be remedied; or

     (2) the Defaulting Party fails to carry out any material provision of this Agreement and the failure is not capable of remedy.

11.3 If there is a Defaulting Party under clause 11.2 the Correlative Party may at any time prior to Completion (without prejudice to its other rights and remedies under this Agreement or at law) terminate this Agreement by giving notice in writing to the

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     Defaulting  Party.  Termination under this clause 11 does not prejudice any claim which a Party may have against another at the time of termination.

12.  EXPERT DETERMINATION

12.1 Where this Agreement provides for a dispute to be referred to an Expert:

     (1)  the Expert acts as an expert and not as an arbitrator;

     (2)  the decision of the Expert is final and binding on the Parties; and

     (3) the Parties must bear the costs of the determination in such manner as the Expert directs.

13.  OBLIGATIONS OF DISCLOSING PARTIES

13.1 A party disclosing Confidential Information in connection with this Agreement ("DISCLOSING PARTY") must ensure that, in respect of any such Confidential Information it discloses to the other party ("RECEIVING PARTY"):

     (1) the subject of the Confidential Information (the "RELEVANT PERSON") is aware of:

          (a) the identity of the Receiving Party and how to contact the Receiving Party;

          (b) the fact that the Relevant Person is able to gain access to the Confidential Information;

          (c) the purposes for which the Confidential Information is collected by the Receiving Party;

          (d) the organizations, or types of organizations, to which the Receiving Party usually discloses information of that kind;

          (e) any Statutory Provision that requires the particular information to be collected; and

          (f) the main consequences, if any, for the Relevant Person if all or a part of the information is not provided;

     (2) the use by the Receiving Party of that Confidential Information, to the extent expressly contemplated by this Agreement, is:

          (a) related to the primary purpose for which the information was collected and within the reasonable expectation of the Relevant Person; or

          (b)  the subject of a consent from the Relevant Person.

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14.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

14.1 All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Completion of the transactions contemplated hereby for a period of one year following the Completion Date, except that the Warranties of ITIG set forth in clauses 2.5, 2.6, 2.7, 2.8 and 2.9 of Schedule 1A shall survive the Completion without time limit.

15.  CHANGE OF OWNERSHIP

15.1 In the event of sale or transfer of shares in ITIG on or subsequent to Completion Date, the terms and conditions of this Agreement will be continuing and binding on the new owner and the new owner is obliged to abide by the terms and conditions of this Agreement.

16.  FURTHER ASSURANCE

16.1 Each Party must promptly at its own cost do all things (including executing and if necessary delivering all documents) necessary or desirable to give full effect to this Agreement.

17.  SEVERABILITY

17.1 If anything in this Agreement is unenforceable, illegal or void then it is severed and the rest of this Agreement remains in force.

18.  ENTIRE UNDERSTANDING

18.1 This Agreement:

     (1) is the entire agreement and understanding between the Parties on everything connected with the subject matter of this Agreement; and

     (2) supersedes any prior agreement or understanding on anything connected with that subject matter.

19.  VARIATION

19.1 An amendment or variation to this Agreement is not effective unless it is in writing and signed by the Parties.

20.  WAIVER

20.1 A Party's failure or delay to exercise a power or right does not operate as a waiver of that power or right.

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20.2 The exercise of a power or right does not  preclude  either its exercise in the future or the exercise of any other power or right.

20.3 A waiver is not effective unless it is in writing.

20.4 Waiver of a power or right is effective only in respect of the specific instance to which it relates and for the specific purpose for which it is given.

21.  COSTS AND OUTLAYS

21.1 Each Party must pay its own costs and outlays connected with the negotiation, preparation and execution of this Agreement.

21.2 Newco must pay all stamp duty and other government imposts payable in connection with this Agreement and all other documents and matters referred to in this Agreement when due.

22.  NOTICES

22.1 A notice or other communication connected with this Agreement ("NOTICE") has no legal effect unless it is in writing.

22.2 In addition to any other method of service provided by law, the Notice may be:

     (1) sent by prepaid post to the address of the addressee set out in this Agreement or subsequently notified;

     (2)  sent by facsimile to the facsimile number of the addressee; or

     (3) delivered at the address of the addressee set out in this Agreement or subsequently notified.

     In each of the foregoing instances, Notices delivered to a Party must be accompanied by a required copy of such Notice delivered to their respective solicitors at the addresses forth in clause 22.7 or subsequently notified.

22.3 If the Notice is sent or delivered in a manner provided by clause 22.2, it must be treated as given to and received by the Party to which it is addressed:

     (1) if sent by post, on the 2nd Business Day (at the address to which it is posted) after posting;

     (2) if sent by facsimile before 5 p.m. on a Business Day at the place of receipt, on the day it is sent and otherwise on the next Business Day at the place of receipt; or

     (3) if otherwise delivered before 5 p.m. on a Business Day at the place of delivery, upon delivery, and otherwise on the next Business Day at the place of delivery.

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22.4 Despite clause 22.3(2):

     (1) a facsimile is not treated as given or received unless at the end of the transmission the sender's facsimile machine issues a report confirming the transmission of the number of pages in the Notice;

     (2) a facsimile is not treated as given or received if it is not received in full and in legible form and the addressee notifies the sender of that fact within 3 hours after the transmission ends or by 12 noon on the Business Day on which it would otherwise be treated as given and received, whichever is later.

22.5 A Notice sent or delivered in a manner provided by clause 22.2 must be treated as validly given to and received by the Party to which it is addressed even if:

     (1) the addressee has been liquidated or deregistered or is absent from the place at which the Notice is delivered or to which it is sent; or

     (2)  the Notice is returned unclaimed.

22.6 Any Notice by a Party may be given and may be signed by its solicitor.

22.7 Any Notice to a Party shall also be given to its solicitor by any of the means listed in clause 22.2 to the solicitor's business address or facsimile number, as follows:

     With respect to ITIG, to:

            Hale and Dorr LLP
            650 College Road East
            Princeton, New Jersey  08540
            Attn:  David J. Sorin, Esq.
            Telephone:  609-750-7600
            Facsimile:  609-750-7700

     With respect to SDI or Newco, to:

            N. Rajan  Associates
            10, Jalan Besar # 10-12
            Sim Lim Tower
            Singapore 208787
            Telephone: 65 6293 8089
            Fascimile: 65 6293 5756

23.  GOVERNING LAW AND JURISDICTION

23.1 The laws of Singapore govern this Agreement, without regard to any principles of conflicts of laws.

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                                  SCHEDULE 1 A

                               WARRANTIES BY ITIG

ITIG represents and warrants that, except as set forth in the Schedule of Exceptions, the statements contained in this Schedule 1A are true and correct. The Schedule of Exceptions shall be arranged in sections and subsections corresponding to the sections and subsections contained in this Schedule 1A.

1.   INFORMATION

1.1 The information on the schedules to this Agreement given by or on behalf of ITIG to SDI regarding the ITIG Subsidiaries and the Business is true and correct in all material respects.

2.   LITIGATION AND OUTSTANDING UNDERTAKINGS, PRESERVATION OF RIGHTS

2.1  ITIG and/or the ITIG Subsidiaries in respect of the Business:

     (a) have no unsatisfied fines, judgments or awards outstanding against it and is not party to any undertaking or assurance given to any court, arbitrator or government agency or tribunal which is still in force;

     (b) are not engaged in or to their knowledge threatened with prosecution, litigation or arbitration; and

     (c) have operated the Business in full compliance with all applicable Statutory Provisions.

2.2 ITIG is not aware of any facts or circumstances which are likely to lead to prosecution, litigation or arbitration involving the ITIG Subsidiaries or the Business.

2.3 To ITIG's knowledge, the ITIG Subsidiaries have no Liabilities except: (i) those reflected or reserved against on the Reference Balance Sheets, in the amounts identified on the Reference Balance Sheets; (ii) those not required under GAAP to be reflected or reserved against in the Reference Balance Sheets, that are expressly quantified and set forth in the Material Contracts and Governmental Approvals (other than for breach or non-performance); (iii) those that have arisen in the ordinary course of business of the Business after the Reference Date, and which are reasonably consistent in character with past practice and experience; and (iv) those set forth on the Schedule of Exceptions.

2.4 Each of ITIG and the ITIG Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of ITIG and the ITIG Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction where the properties owned or leased by it or the nature of the activities conducted by it make such qualification and good standing necessary.


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2.5  ITIG and the ITIG  Subsidiaries  each have full power and have obtained all
     necessary   consents  of  all  persons  and   authorities   (including  all
     Governmental Approvals) to own, operate and lease the ITIG Assets and to conduct the Business.

2.6 ITIG has the legal right and power to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by ITIG and constitutes the legal, valid and binding obligations of ITIG, enforceable against it in accordance with its terms. The Cooperation Agreement and the Shareholders Agreement, when executed and delivered by ITIG, will constitute the legal, valid and binding obligation of ITIG, enforceable against it in accordance with their respective terms. ITIG has duly and validly authorized this Agreement, the Cooperation Agreement and the Shareholders Agreement and all of the transactions to be taken by it hereunder or thereunder.

2.7 The execution and delivery of this Agreement, the Cooperation Agreement and the Shareholders Agreement by ITIG and the consummation of the transactions contemplated herein and therein will not, directly or indirectly (with or without notice or the lapse of time or both), contravene, conflict with, or result in a violation of any provision of the Governing Documents of ITIG or the ITIG Subsidiaries or contravene, conflict with, result in a breach of, constitute a default or an event of default under, give any person the right to consent, approve or terminate (including the right to consent, approve or terminate upon a change of control or deemed assignment), or give to any person the right to cause any of the foregoing with respect to any of the Governing Documents of ITIG or the ITIG Subsidiaries, any ITIG Asset or Liability or any Material Contract.

2.8 The Subsidiary Shares constitute all of the issued and outstanding shares of capital stock of the ITIG Subsidiaries. All of the Subsidiary Shares are owned of record, legally, beneficially and exclusively by ITIG or its nominees. The beneficial ownership of all of the issued and outstanding shares of capital stock of each of the ITIG Subsidiaries will, on Completion, vest in Newco.

2.9 No statutory or contractual notices have been or, to ITIG's knowledge, will, prior to the Completion Date, be served in respect of any of the ITIG Subsidiaries or the Business which in any material respect impair, prevent or otherwise interfere with the use of or proprietary rights of the ITIG Subsidiaries or the Business.

2.10 There are not and will not on the Completion Date, be any contracts binding upon the ITIG Subsidiaries relating to the Business entered into outside the ordinary course of business.

2.11 ITIG has produced or made available to SDI, all Material Contracts, and, to the best of its knowledge, information and belief, all intellectual property rights, licences (including permits, consents, approvals, authorisations, qualifications and orders) and documentation relating to threatened or pending litigation, arbitration or governmental investigations concerning the ITIG Assets or the Business in its possession.

2.12 ITIG is not aware of any proposals of any Governmental Authority the implementation of which (whether by force of law or voluntarily) might have a Material Adverse Change.


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2.13 There are no claims  made,  proceedings  issued or  disputes  in  existence involving the ITIG Subsidiaries or any other person under which a Party is claiming that an ITIG Asset is defective and that loss or damage has been suffered as a result of the defect.

3.   DISCLOSURES

3.1 All disclosures, representations and statements (including the warranties in this Agreement) on the schedules by ITIG or any person on behalf of
     ITIG, relating to the activities, affairs, operations, assets or liabilities (including prospective or contingent liabilities) of the Business are:

     (a)  true, accurate and comprehensive in all material respects; and

     (b)  not misleading in any material respect.

4.   DEFECTIVE PRODUCTS/SERVICES

4.1 After reasonable investigation ITIG is not aware of any deficiency or defect in a product or service supplied or provided by the ITIG Subsidiaries in respect of the Business, which may result in a successful claim being made against ITIG and/or the ITIG Subsidiaries.

5.   CONTRACTS

5.1 Each Material Contract applicable to the Business is listed on the Schedule of Exceptions attached hereto.

5.2 The ITIG Subsidiaries are not a party to any contract, arrangement or understanding which, to ITIG's knowledge, is in breach of any Statutory Provision.

5.3 None of the ITIG Subsidiaries are in default in any material respect, under any Material Contract and have not committed any breach which would entitle the other contracting party to terminate the contract.

5.4 Neither ITIG nor the ITIG Subsidiaries have received notice of termination, rescission, avoidance or repudiation of any Material Contract.

5.5 No material customer or supplier of the Business has ceased trading with or supplying to the Business in the six (6) months prior to the Agreement Date or indicated an intention to cease or substantially reduce trading with or supply to the Business after the date of this Agreement.

6.   INTELLECTUAL PROPERTY

6.1 The ITIG Subsidiaries own or otherwise possess adequate and enforceable licences or other rights to use all Intellectual Property used in the Business and have not received any notice of conflict with the rights of any other person.

6.2 The ITIG Subsidiaries have the right to use all of the software used in the Business and will provide to Newco at Completion, licences to use all of the Software Programs used in the Business.


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6.3  The ITIG  Subsidiaries  have the power to assign or licence  the use of all computer hardware and Software Programs used by the Business or necessary for the operation of the Business.

6.4 All former and current employees of ITIG and the ITIG Subsidiaries have executed written contracts with ITIG and/or the applicable ITIG Subsidiary that assign to ITIG or such ITIG Subsidiary all rights to any inventions, improvements, discoveries, or information relating to the Business. No employee of ITIG or the ITIG Subsidiaries has entered into any contract that restricts or limits in any way the scope or type of work in which the employee may be engaged in connection with the Business or requires the employee to transfer, assign, or disclose information concerning his or her work to any person other than ITIG or an ITIG Subsidiary.

7.   TAXES

7.1 ITIG and the ITIG Subsidiaries have no Liability for any Tax except (i) Taxes fully reserved on the Reference Balance Sheets, (ii) Taxes accrued after the Reference Balance Sheet Date that will be fully disclosed to SDI and reserved against on any balance sheet prepared with respect to the Business on the Completion Date, and (iii) contingent or disputed taxes which are disclosed on the Schedule of Exceptions hereto.

8.   ASSETS

8.1 The ITIG Subsidiaries own or lease all tangible assets that are necessary for or used in the operation of the Business. The ITIG Assets, including those reflected on the Reference Balance Sheets are structurally sound, in good operating condition and repair, adequate for the uses to which they are being put and sufficient for the continued conduct of the Business after Completion in substantially the same manner as conducted prior to Completion. The ITIG Subsidiaries have good, marketable and exclusive title to all of the ITIG Assets. None of the ITIG Assets is subject to any lien, claim, security interest or other encumbrance in favour of any other person.

9.   RECEIVABLES

9.1 All Receivables, whether reflected on the Reference Balance Sheets or created after the Agreement Date, arose from bona fide sale or service transactions. No portion of any Receivable is subject to any counterclaim, defence or set-off, or is otherwise in dispute. Except to the extent of the recorded reserve for doubtful accounts specified on the Reference Balance Sheets, as applicable, all of the Receivables are collectible in the ordinary course of business and will be fully collected without setoff within 90 days after having been created using commercially reasonable efforts (excluding litigation and assignment to a collection agency).

10.  EMPLOYEES AND BENEFITS

10.1 No employee of the Business is represented by a union or other labour organization, and ITIG is not aware of any union organizing activities. ITIG has no contingent Liability for sick leave, vacation time, severance or occupational disease pay not fully reserved on the Reference Balance Sheets. Neither the execution and delivery of this Agreement, the performance of the terms of this Agreement, nor the consummation of the transactions contemplated hereby will give rise to any severance or other benefit payment obligation under any contract or Statutory


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     Provision  of  SDI.  No  employee  of the  Business  is a party  to,  or is
     otherwise   bound  by,  any   agreement  or   arrangement,   including  any
     confidentiality, noncompetition, or proprietary rights agreement with any other person that in any way adversely affects or will adversely affect (a) the performance of his or her duties as an employee of the Business, or (b) the ability of Newco to conduct the Business following the Completion Date.

10.2 Each of the employee health, welfare and other benefit plans to which any current or former employees of the Business or their beneficiaries participated or were entitled to participate (collectively, "COMPANY PLANS") and all related trusts, insurance contracts and funds have been created, maintained, funded and administered in compliance with all applicable Statutory Provisions and in compliance with the underlying or applicable plan document, trust agreement, insurance policy or other writing. There are no actions or proceedings (other than routine claims for benefits) pending, threatened or anticipated with respect to any Company Plans.

11.  FINDERS

11.1 Neither ITIG nor any of the ITIG Subsidiaries nor any of their respective managers, members, officers, directors or employees has employed any broker or finder or incurred any Liability for any brokerage fee, commission or finders' fee in connection with this Agreement or the consummation of transactions contemplated herein. As of the Agreement Date, neither ITIG nor any ITIG Subsidiaries are engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any proposal to acquire, in any manner, the ITIG Assets, the Business or the Subsidiary Shares.


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Pages 25 - 29 are  intentionally  omitted as they contain schedules and exhibits that the Company believes should not be considered material to an investment decision in the Company.





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                                  SCHEDULE 1 B

                               WARRANTIES BY NEWCO

Newco represents and warrants that, except as set forth in the Schedule of Exceptions, the statements contained in this Schedule 1B are true and correct. The Schedule of Exceptions shall be arranged in sections and subsections corresponding to the sections and subsections contained in this Schedule 1B.

1. Newco is a corporation duly organized, validly existing and in good standing under the laws of Singapore.

2. Newco has the legal right and power to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Newco and constitutes the legal, valid and binding obligations of Newco, enforceable against it in accordance with its terms. The Shareholders Agreement, when executed and delivered by Newco, will constitute the legal, valid and binding obligation of Newco, enforceable against it in accordance with their respective the terms. Newco has duly and validly authorized this Agreement and the Shareholders Agreement and all of the transactions to be taken by it hereunder or thereunder.

3. None of the execution, delivery or performance of this Agreement or performance under the Material Contracts by Newco following the Completion Date will:

     (a) violate or conflict with any provision of Newco's Governing Documents to the extent applicable;

     (b) violate, conflict with, or result in a breach of, or constitute a default under any contract, license or other arrangement to which Newco is a party; or

     (c)  violate any Statutory Provision applicable to Newco.


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4.   Immediately  following the Completion Date, the authorized capital stock of
     Newco will consist of 3,000,000 shares of common stock, Sing$1.0 (one Singaporean dollar) par value per share, of which 1,000 shares shall be issued and outstanding. There are no securities outstanding and no rights to acquire or purchase any securities of Newco have been granted or issued. Below is a true and complete list of all of the shareholders of Newco and
     their  respective  number  of  shares  owned   immediately   following  the
     Completion:

     Name                              Number of Shares
     ----                              ----------------

     Soltius PTE Ltd.                          550

     James Brodie                              200

     Madhukar Joshi                            200

     Intelligroup, Inc.                         50





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Execution Copy                                                           Page 31
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                                   SCHEDULE 1C

                                WARRANTIES BY SDI

SDI represents and warrants that, except as set forth in the Schedule of Exceptions, the statements contained in this Schedule 1C are true and correct. The Schedule of Exceptions shall be arranged in sections and subsections corresponding to the sections and subsections contained in this Schedule 1C.

1. SDI is a corporation duly organized, validly existing and in good standing under the laws of Singapore.

2. SDI has the legal right and power to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by SDI and constitutes the legal, valid and binding obligations of SDI, enforceable against it in accordance with its terms. The Cooperation Agreement and the Shareholders Agreement, when executed and delivered by SDI, will constitute the legal, valid and binding obligation of SDI, enforceable against it in accordance with their respective the terms. SDI has duly and validly authorized this Agreement, the Cooperation Agreement and the Shareholders Agreement and all of the transactions to be taken by it hereunder or thereunder.

3. None of the execution, delivery or performance of this Agreement or performance under the Material Contracts by SDI following the Completion Date will:

     (a) violate or conflict with any provision of SDI's Governing Documents to the extent applicable;

     (b) violate, conflict with, or result in a breach of, or constitute a default under any contract, license or other arrangement to which SDI is a party; or

     (c)  violate any Statutory Provision applicable to SDI.




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Execution Copy                                                           Page 32
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                                   SCHEDULE 2

                    POST CLOSING PAYMENTS AND FINANCIAL DATA


                     Table 1 - Payables to Intelligroup Inc.
                     ---------------------------------------

     Newco and SDI shall pay an aggregate amount of US$650,000 to ITIG as follows:


US$ 50,000 -     Within 30 days of the Completion Date.
US$100,000 -     Within 60 days of the Completion Date.
US$100,000 -     Within 90 days of the Completion Date.
US$ 50,000 -     Within 120 days of the Completion Date.
US$ 50,000 -     Within 150 days of the Completion Date.
US$ 50,000 -     Within 180 days of the Completion Date.
US$ 50,000 -     Within 210 days of the Completion Date.
US$ 50,000 -     Within 240 days of the Completion Date.
US$ 50,000 -     Within 270 days of the Completion Date.
US$ 50,000 -     Within 300 days of the Completion Date.
US$ 50,000 -     Within 330 days of the Completion Date.




                Table 2 - ITIG Subsidiary Closing Balance Sheets
                ------------------------------------------------

     The following represent the closing balance sheets for each of the ITIG Subsidiaries as of February 28, 2003, before giving effect to the transactions contemplated in this Agreement:

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SALE AGREEMENT
Execution Copy                                                           Page 33
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Pages 34 - 38 are  intentionally  omitted as they contain schedules and exhibits that the Company believes should not be considered material to an investment decision in the Company.





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SALE AGREEMENT
Execution Copy                                                           Page 34
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                                   SCHEDULE 3

          PLAN FOR RESTRUCTURING AND REORGANIZATION OF DEBT AND EQUITY








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Execution Copy                                                           Page 39
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Pages 40 - 45 are  intentionally  omitted as they contain schedules and exhibits that the Company believes should not be considered material to an investment decision in the Company.





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Execution Copy                                                           Page 40
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EXECUTED as an agreement.


EXECUTED by SOLTIUS PTE LTD          )
                                     )
                                     )
/s/ Sachin Aggarwal
...................................
Director

SACHIN AGGARWAL
...................................
Name of Director
(BLOCK LETTERS)



EXECUTED by INTELLIGROUP INC         )
                                     )
                                     )
/s/ Nicholas Visco
...................................
Sr. VP Finance and Administration,
CFO

NICHOLAS VISCO
...................................
Name of Director
(BLOCK LETTERS)


EXECUTED by NEWCO                    )
                                     )
                                     )
/s/ Sachin Aggarwal
...................................
Director

SACHIN AGGARWAL
...................................
Name of Director
(BLOCK LETTERS)


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SALE AGREEMENT
Execution Copy                                                           Page 46